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                                                                    Exhibit 99.5

                       Algos Pharmaceutical Corporation
                              1333 Campus Parkway
                        Neptune, New Jersey 07753-6815


                                          November 26, 1999


KIA V, L.P. and KEP V, L.P.
c/o Kelso & Co.
320 Park Avenue, 24th Floor
New york, New York 10022

Endo Pharmaceuticals Holdings Inc.
233 Wilmington West Chester Pike
Chadds Ford, Pennsylvania 19317


Ladies and Gentlemen:


          This letter agreement (the "Letter Agreement") will confirm the
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understanding and agreement among Algos Pharmaceutical Corporation, a Delaware corporation (the "Company"), Endo Pharmaceuticals Holdings Inc., a Delaware
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corporation ("Parent"), and KIA V, L.P. and KEP V, L.P. (collectively, the
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"Majority Stockholders"), in connection with the proposed merger of the Company
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with and into Endo Inc., a Delaware corporation and a wholly owned subsidiary of
Parent ("Sub"), pursuant to the Merger Agreement, dated as of November 26, 1999, by and among Parent, Sub and the Company (the "Merger Agreement"). Capitalized
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terms used in this Letter Agreement but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

          In order to induce the Company to enter into the Merger Agreement, each Majority Stockholder hereby agrees that for a period of two years from the Effective Time, such Majority Stockholder will not, and will cause any of its Affiliates to which it has transferred any of its shares of Parent Common Stock (other than Parent and any of Parent's Subsidiaries) (each, a "Subsequent Transferee") not to, (a) sell any shares of the Parent Common Stock owned by such Majority Stockholder or transferred by such Majority Stockholder to a Subsequent Transferee (the "Shares") other than pursuant to (i) Rule 144 under
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the Securities Act of 1933, as amended (the "Act"), or any successor rule
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promulgated under the Act, (ii) an effective registration statement filed under the Act, (iii) privately negotiated sales to any one Person or group of affiliated Persons that do not aggregate more than 5.0% of the issued and outstanding Parent Common Stock at the time of any such sale, (iv) a transaction in which all of the stockholders of Parent are permitted to participate on equal economic terms and on a pro rata basis in accordance with their ownership or (v) any transfer, sale or distribution





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to any Affiliates or partners of such Majority Stockholder or (b) engage in any transaction that would be a "going private" transaction within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), or any successor rule promulgated under the Exchange Act;
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provided, however, that a Majority Stockholder can engage in such a transaction
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if such a transaction has been approved by a vote of, or other action by, the majority of the then stockholders of Parent not Affiliated with a Majority Stockholder; provided further that nothing contained in this Letter Agreement
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shall prevent Parent or a Majority Stockholder from purchasing Algos Warrants from the holders thereof on negotiated terms. In addition, each Majority Stockholder hereby agrees that for a period of three years from the Effective Date, it will vote, and will cause each Subsequent Transferee to vote, in any election of the Board of Directors of Parent, the Shares of Parent in favor of the Company Designees.


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          This Letter Agreement shall inure to the benefit of the stockholders of Parent other than the Majority Stockholders. Please confirm that the foregoing is in accordance with your understanding by signing and returning to the Company the enclosed copy of this Letter Agreement, whereupon this Letter Agreement will become a binding agreement among us.



                                       Very truly yours,

                                       ALGOS PHARMACEUTICAL CORPORATION


                                       By:_____________________________
                                          Name:
                                          Title:


Confirmed as of the date above:

KIA V, L.P.


By:_______________________________
   Name:
   Title:

KEP V, L.P.


By:_______________________________
   Name:
   Title:


ENDO PHARMACEUTICALS HOLDINGS INC.


By:_______________________________
   Name:   Carol A. Ammon
   Title:  President & Chief Executive Officer


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